AMCAP Fund® Prospectus Supplement January 1, 2022 (for prospectus dated May 1, 2021, as supplemented to date)

The following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

Barry S. Crosthwaite no longer manages money in the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-501-0122P Printed in USA CGD/TM/10039-S87736

AMCAP Fund® Statement of Additional Information Supplement January 1, 2022 (for statement of additional information dated May 1, 2021, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended to read as follows. Footnotes in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
James Terrile	Over $1,000,000	2	$182.1	5	$1.84	None
Cheryl E. Frank	Over $1,000,000	2	$71.3	5	$3.11	827	$12.82
Martin Jacobs	Over $1,000,000	1	$111.1	4	$1.43	None
Aidan O’Connell	Over $1,000,000	2	$74.7	2	$0.46	None
Lawrence R. Solomon	Over $1,000,000	1	$257.4	3	$2.32	None
Jessica C. Spaly	$500,001 – $1,000,000	None		2	$0.46	None
Eric H. Stern	Over $1,000,000	2	$149.1	6	$3.27	2	$0.43
Gregory W. Wendt	Over $1,000,000	2	$74.7	2	$0.46	None

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-500-0122P CGD/TM/10149-S87735